Summary Prospectus
Tax-Exempt Bond Fund
At a meeting held on February 24, 2020, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management, LLC, approved a Plan of Reclassification to reclassify Class E Shares as Class S Shares (the “Reclassification”). The Reclassification is expected to be completed on July 9, 2020. For more details regarding the Reclassification, please see the Supplement dated April 9, 2020 to the Prospectus dated March 1, 2020.
March 1, 2020, as supplemented through April 9, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2020, as supplemented through April 9, 2020, and the Fund's most recent shareholder report, for the period ended October 31, 2019, are all incorporated by reference into this Summary Prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary, such as your investment adviser, broker-dealer, bank or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If supported by your financial intermediary, you may elect to receive shareholder reports and other Fund communications from your financial intermediary electronically. Please contact your financial intermediary for more information.

You may elect to receive all future shareholder reports in paper free of charge. If you purchase Shares of a Fund through a financial intermediary, please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports. If you hold your account directly with the Funds, please call 800-787-7354 to make this election. Your election to receive reports in paper will apply to all Russell Investment Company Funds and other funds you hold with your financial intermediary.
Class/Ticker:    A/RTEAX, C/RTECX, C1/RTEOX, E/RTBEX, M/RBCUX, P/RBCMX, S/RLVSX, T/RBCAX
Class C1, Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Investment Objective (Fundamental)

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 297, 301 and 380, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 36, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, M, P, S	Class C1	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	C1	E	M	P	S	T
Advisory Fee	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1 Shares)	0.25%	0.75%	1.00%	None	None	None	None	0.25%
Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	0.28%	0.53%	0.28%	0.53%	0.28%	0.13%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.83%	1.58%	1.58%	0.83%	0.58%	0.43%	0.58%	0.83%
Less Fee Waivers and Expense Reimbursements	(0.02)%	(0.06)%	(0.06)%	(0.06)%	(0.16)%	(0.02)%	(0.06)%	(0.02)%
Net Annual Fund Operating Expenses	0.81%	1.52%	1.52%	0.77%	0.42%	0.41%	0.52%	0.81%
#	Until February 28, 2021, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.16% of its transfer agency fees for Class M Shares, 0.06% of its transfer agency fees for Class C, Class C1, Class E and Class S Shares and 0.02% of its transfer agency fees for Class A, Class P and Class T Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class C1, Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	C1	E	M	P	S	T
1 Year	$ 455	$ 155	$ 255	$ 79	$ 43	$ 42	$ 53	$ 331
3 Years	$ 628	$ 493	$ 493	$ 259	$170	$136	$180	$ 506
5 Years	$ 816	$ 855	$ 855	$ 455	$308	$239	$318	$ 697
10 Years	$1,360	$1,873	$1,873	$1,020	$710	$540	$720	$1,248
For Class C1 Shares, you would pay the following if you did not redeem your Shares:
1 Year $155	3 Years $493	5 Years $855	10 Years $1,873
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. The Fund invests principally in investment-grade municipal debt obligations providing federal tax-exempt interest income. The Fund may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities the income on which is subject to federal income tax.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund invests in derivative instruments and may use derivatives to take both long and short positions. The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may invest in municipal debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in commercial paper. The Fund may enter into repurchase agreements. The Fund may seek to limit the effect of holding cash reserves on the Fund’s exposures by investing in pre-refunded municipal bonds to provide the Fund with longer duration exposure. RIM may choose to invest in pre-refunded municipal bonds to manage Fund exposures. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
•	Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
•	Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.

•	Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund's overall exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Large Redemptions. The Fund is used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs, among other negative consequences.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective July 1, 2013, RIM changed the Fund's primary benchmark from the Bloomberg Barclays Municipal 1-10 Yr Blend (1-12) Index to the Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index. The Tax Exempt Bond Linked Benchmark represents the returns of the Bloomberg Barclays Municipal 1-10 Yr Blend (1-12) Index through June 30, 2013 and the returns of the Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index thereafter. The Tax Exempt Bond Linked Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that takes into account historical changes in the Fund's primary benchmark. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2019	1 Year	5 Years	10 Years
Return Before Taxes, Class A	2.79%	2.12%	2.82%
Return Before Taxes, Class C	6.03%	2.18%	2.48%
Return Before Taxes, Class C1	N/A	N/A	N/A
Return Before Taxes, Class E	6.79%	2.94%	3.25%
Return Before Taxes, Class M	7.20%	3.27%	3.55%
Return Before Taxes, Class P	N/A	N/A	N/A
Return Before Taxes, Class T	N/A	N/A	N/A
Return Before Taxes, Class S	7.10%	3.21%	3.52%
Return After Taxes on Distributions, Class S	7.08%	3.20%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.41%	3.09%	3.35%
Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	6.44%	3.01%	3.66%
Tax Exempt Bond Linked Benchmark (reflects no deduction for fees, expenses or taxes)	6.44%	3.01%	3.51%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
• Goldman Sachs Asset Management, L.P.	• MacKay Shields LLC
Portfolio Managers
Gerard Fitzpatrick, Head of Fixed Income, Senior Portfolio Manager, and Albert Jalso, a Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Fitzpatrick has managed the Fund since May 2017 and Mr. Jalso has managed the Fund since September 2016.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class C1, Class E, Class M, Class P, Class S or Class T Shares. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.

How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
The Fund intends to continue to qualify to pay “exempt-interest dividends” to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional Shares. If the Fund invests in private activity bonds, a portion of any dividends derived from income from such investments may be treated as a preference item in determining your alternative minimum tax.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.
8	36-08-372 (0420)